UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2006

KIMBALL HILL, INC.

(Exact name of registrant as specified in its charter)

Illinois	333-133278	36-2177380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5999 New Wilke Road, Suite 504

Rolling Meadows, Illinois 60008

(Address of principal executive offices, including zip code)

(847) 364-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreements

On December 15, 2006, Kimball Hill, Inc. (the “Company”) amended the following covenants in its $500 million senior unsecured revolving credit facility. The covenant requiring the Company to maintain a minimum tangible net worth of at least $225 million plus 50% of positive net income earned subsequent to September 30, 2005 has been amended to require the Company to maintain a minimum tangible net worth of at least $300 million plus 50% of positive net income earned subsequent to September 30, 2006. The covenant requiring the Company to maintain a ratio of total liabilities to adjusted tangible net worth not to exceed 2.5x has been modified to require the ratio not to exceed 2.0x (decreasing to 1.75x as of June 30, 2007 and increasing to 2.5x as of December 31, 2008). The covenant requiring the Company to maintain a ratio of total debt to adjusted tangible net worth not to exceed 2.0x (decreasing to 1.75x as of March 31, 2007) has been modified to require the ratio not to exceed 1.5x. A covenant requiring the Company to maintain a ratio of total land (including undeveloped land, land under development and finished lots on which home construction has yet to begin) to adjusted tangible net worth not to exceed 1.5x has been added. The covenant requiring the Company to maintain an interest coverage ratio of no less than 2.25x has been modified to require an interest coverage ratio of no less than 1.75x (decreasing to 1.5x through March 31, 2007, decreasing to 1.4x through June 30, 2007, decreasing to 1.35x through September 30, 2007, increasing to 1.5x through December 31, 2007, increasing to 1.75x through March 31, 2008 and then increasing to 2.25x through the remaining term of the facility). For purposes of these tests, adjusted tangible net worth is benefited by adjustments of 50% of the Company’s outstanding senior subordinated debt (up to a maximum $100 million adjustment) and 100% of minority interests in consolidated entities (up to a maximum $50 million adjustment).

Item 2.02       Results of Operations and Financial Condition

On December 18, 2006, Kimball Hill, Inc. issued a press release announcing its financial results for the fiscal year ended September 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01       Financial Statements and Exhibits

(d)	Exhibit No.	Document

	99.1	Press Release dated December 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL HILL, INC.

Date: December 18, 2006	/s/ EUGENE K. ROWEHL
	By:	Eugene K. Rowehl
	Its:	Senior Vice President and Chief Financial Officer